UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2012

MANHATTAN ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-23999	58-2373424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Windy Ridge Parkway, Suite 1000, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (770) 955-7070

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2012, Manhattan Associates, Inc. (the “Company”) issued a press release providing the results for its financial performance for the fourth quarter and full year ended December 31, 2011. A copy of this press release is attached as Exhibit 99.1. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Non-GAAP Financial Measures in the Press Release

The press release includes, as additional information regarding our operating results, our adjusted operating income, adjusted net income and adjusted earnings per share, which excludes the impact of acquisition-related costs and the amortization thereof, the recapture of previously recognized transaction tax expense, equity-based compensation, and asset impairment charges and related reversals—all net of income tax effects and unusual tax adjustments.

These various measures are not in accordance with, or an alternative for, financial measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and may be different from similarly titled non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP.

Adjusted Income and Earnings Per Share

We believe that these adjusted (non-GAAP) results provide more meaningful information regarding those aspects of our current operating performance that can be effectively managed, and consequently have developed our internal reporting, compensation and planning systems using these measures. Non-GAAP measures used in the press release exclude the impact of the items described above for the following reasons:

•

Because we sporadically engage in acquisitions, we incur acquisition-related costs that consist primarily of expenses from accounting and legal due diligence, whether or not we ultimately proceed with the transaction. Additionally, we might assume and incur certain unusual costs, such as employee retention benefits, that result from arrangements made prior to the acquisition. These acquisition costs are difficult to predict and do not correlate to the expenses of our core operations. We believe our competitors and peers typically present as a non-GAAP measure adjusted net income and adjusted earnings per share that exclude the amortization of acquisition-related intangible assets, and thus we exclude these amortization costs when calculating adjusted net income and adjusted earnings per share to facilitate more relevant and meaningful comparisons of our operating results with that of our competitors.

•

Because we have recognized the full potential amount of the transaction (sales) tax expense in prior periods, any recovery of that expense resulting from the expiration of the state sales tax statutes, the collection of the taxes from our customers or a sales tax audit refund would overstate the current period net income derived from our core operations as the recovery is not a result of anything occurring within our control during the current period.

•

Because equity-based compensation expense is not an expense that typically requires or will require cash settlement by the Company, and because we believe our competitors and peers typically present non-GAAP results excluding all equity-based compensation expense, we have not included equity-based compensation expense and the related tax benefit generated upon the disposition of equity-based compensation in the assessment of our operating performance.

•

We previously excluded the asset impairment charge recorded in 2008 to writedown the value of an auction rate security because we typically invest our treasury funds in cash, cash equivalents or other liquid investments, not illiquid, risky securities. We believed the write-down in value of the auction rate security was due to unusual changes in the characteristics of the auction rate security since our initial investment in it, including failed auctions and default risk for a municipal obligor. Consistent with our prior exclusion of the charge, we have excluded the third quarter of 2011 reversal of the charge stemming from our recovery of over 70% of the investment.

For these reasons, we have developed our internal reporting, compensation and planning systems using non-GAAP measures which adjust for these amounts.

We believe the reporting of adjusted operating income, adjusted net income and adjusted earnings per share facilitates investors’ understanding of our historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of our business, as distinct from results that include items that are not indicative of ongoing operating results, and thus provide the investors with useful insight into our profitability exclusive of unusual adjustments. While these adjusted items may not be considered as non-recurring in nature in a strictly accounting sense, management regards those items as infrequent and not arising out of the ordinary course of business and finds it useful to utilize a non-GAAP measure in evaluating the performance of our underlying core business.

We also believe that adjusted operating income, adjusted net income and adjusted earnings per share provide a basis for more relevant comparisons to other companies in the industry, enable investors to evaluate our operating performance in a manner consistent with our internal basis of measurement and also present our investors our operating results on the same basis as that used by our management. Management refers to adjusted operating income, adjusted net income and adjusted earnings per share in making operating decisions because we believe they provide meaningful supplemental information regarding our operational performance and our ability to invest in research and development and fund acquisitions and capital expenditures. In addition, adjusted operating income, adjusted net income and adjusted earnings per share facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results.

Further, we rely on adjusted operating income, adjusted net income and adjusted net income per share information as primary measures to review and assess the operating performance of our company and our management team in connection with our executive compensation and bonus plans. Since most of our employees are not directly involved with decisions surrounding acquisitions or severance related activities and other items that are not central to our core operations, we do not believe it is appropriate or fair to have their incentive compensation affected by these items.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN ASSOCIATES, INC.

By:	/s/ Dennis B. Story
Dennis B. Story
Executive Vice President, Chief Financial Officer and Treasurer

Dated: January 31, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 31, 2012.